UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
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                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:

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NEUBERGER BERMAN MANAGEMENT INC.                       NEUBERGER BERMAN
605 Third Avenue                                       A LEHMAN BROTHERS COMPANY
New York, NY 10158-0180
Tel 212.476.8800


May 2, 2007

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

            ADJOURNED MEETING NOTICE: ANNUAL MEETING OF STOCKHOLDERS

                             WEDNESDAY, MAY 2, 2007

Dear Valued Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") scheduled for Wednesday, May 2, 2007 at 9:30 a.m. (Eastern time), has been adjourned to Wednesday, June 6, 2007 at 3:00 p.m. If you have not yet had the opportunity to vote your shares, this means you will have additional time to cast your vote.

The Fund's records indicate that as of February 21, 2007 ("Record Date" for the Meeting), you held shares of the Fund and, therefore, you are entitled to vote on the matters set forth on the proxy card. If you have already voted we thank you for your participation. You do not need to vote again.

REMEMBER: Your vote is important, no matter how large or small your holdings may be.

Voting promptly will help reduce solicitation costs and will eliminate your receiving follow-up phone calls or mailings. Your vote can be cast quickly and easily by signing, dating and mailing the proxy card in the postage-paid return envelope previously provided to you with proxy materials for this meeting. You may also be able to vote by telephone or Internet by following instructions on your proxy card.

If you should have any questions regarding the meeting agenda or the execution of your proxy, please call the Fund at 1-877-461-1899.

If we have not received your proxy as the date of the adjourned Annual Meeting approaches, you may receive a call asking you to exercise your right to vote. Georgeson Inc. has been retained by the Fund to make follow-up phone calls to help secure the remaining votes needed for the Meeting.

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Thank you in advance for your participation and your consideration in this extremely important matter.


On behalf of your Board of Directors,

/s/ Peter Sundman

Peter Sundman
Chairman of the Board
Neuberger Berman Real Estate Securities Income Fund Inc.

                          Internet and Telephone Voting

Holders in many banks and brokerage firms will be able to vote by internet or by toll-free telephone. Instructions for internet and telephone voting in most cases will be included on the WHITE voting form that has been previously provided by your broker or bank. We urge you to take advantage of the opportunity to vote your WHITE proxy card today by following the instructions on the WHITE voting form.

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  If you have questions or need assistance in voting your shares, please call:

                                    GEORGESON

                           17 State Street, 10th Floor
                               New York, NY 10004
                           (866) 577-4995 (TOLL FREE)
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